SilverSun Technologies, Inc.



Digital Transformation for Small and Medium Sized Businesses

Safe Harbor Statement

Statements and/or figures included in this presentation that are not historical facts (including any statements or projections concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including “forecast,” “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other “forward-looking” information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements.

These forward-looking statements are made based upon management’s current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company’s future prospects and therefore involve a number of risks and uncertainties. SilverSun Technologies, Inc cautions that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements.

Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. SilverSun Technologies, Inc. expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

SILVERSUN TECHNOLOGIES, INC.

SilverSun Enables Digital Transformation

- Software, development, and implementation for cloud and on-premise **Enterprise Resource Planning** , Warehouse Management, Business Intelligence, and Customer Relationship Management.
- **Vertical IP** for supply chain logistics -- proprietary MAPADOC ® EDI software ensures accurate online interaction with big box retailers, vendors and 3PLs
- Deliver superior **IT Network and Managed Services**

SILVERSUN TECHNOLOGIES, INC.

ERP Transforms How Businesses Operate



Implements functions of order placement, order scheduling, shipping and invoicing.
Sales
Procurement (SRM)
Maximise cost savings with support for the end-to-end procurement and logistics processes
II
II
Customer services (CRM)
Capture and maintain customer relationships, facilitate the use of customer experiences and evaluate the knowledge management.
II
Analyse data and convert to information
II
Business Intelligence
Focus on external strategies
e-Commerce
II
Production (PLM)
Helps in planning and optimising the manufacturing capacity and material resources. It is evolved from the MRP.
Aims to streamline and gain greater control of the corporate services
Corporate performance and governance
Efficiently and sustainably manage the entire asset lifecycle, improve asset usage and cut costs with powerful analytics
II
Enterprise asset management
and others...
Control warehouse processes and manage movements in the warehouse and respond faster to challenges and changes in supply and demand
Distribution (SCM)
Human Resource
Maintain a complete employee database and to optimally utilise of all employees.
Accounting
Automate any financial operations while ensuring regulatory compliance and gaining real-time insight into overall performance.
II
II ERP II modules

SILVERSUN TECHNOLOGIES, INC.

Proprietary Products

MAPADOC
SWK TECHNOLOGIES

- **Enables effective and efficient online interaction with large box retailers, vendors and 3PLs**
  - 70% of Fortune 500 businesses, including most large retailers, utilize EDI for its many cost and timing benefits, which contributes to more efficient inventory management


Benefits of EDI
Reduced Inventory Cost
Decreased Errors
Increased ROI
Enhanced Visibility
Improved Operational Efficiency
Increased Accuracy

- **> 500 customers nationwide**
- **Cloud version launched in August 2017**
- **Being sold internationally as of December 2013**

SILVERSUN TECHNOLOGIES, INC.

IT Managed Service Provider (MSP)

225	600+	3,600+	275+ TB	~$380,000
Nationwide Customers	Servers Managed	Workstations Managed	Data Managed	Monthly Recurring Revenue

Managed Services is the division that builds, manages, maintains and secures the IT infrastructure and data of our nationwide customers.

- CyberSecurity
- Risk Assessments & Penetration Testing
- Business Continuity/Backup and Disaster
- 24x7 Proactive Server, Workstation and Backup Monitoring
- Network Support Plans ranging from "pay-as-you-go" to "all-inclusive remote and onsite support"
- Application Hosting

SILVERSUN TECHNOLOGIES, INC.

CyberSecurity – Security Operations Center

- Partnered with leading Israeli Cyber Defense Partner
- Services include security operations center ("Cyrebro"), incident response (IR), cybersecurity assessments, and hacking simulations.
- Built and operated by Israel's leading cybersecurity experts, including hackers and crackers, intelligence officers and security experts.
- Only Enterprise class SOC for the SMB marketplace
- Current Israeli customers include Fortune 1000 clients
- Monthly recurring revenue model
- Roll-out commenced in Q3 2018

SILVERSUN TECHNOLOGIES, INC.

Company Focus: Large Team with Nationwide Presence

Human Capital

- A team of over 170 professionals

Over 5,000 customers

Brick & Mortar Offices

- North & South New Jersey, North Carolina, California, Illinois, Minnesota, New York, Arizona, Washington State, Oregon



Technology Partners

- Sage, SPS Commerce, CyberHat, NetSuite, Acumatica, HighJump, Datto, Continuum, Microsoft, IBM, Cisco, Tangerine

SILVERSUN TECHNOLOGIES, INC.

Historical Revenue Growth



24% Compound Annual Growth Rate
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$7,487
$10,522
$13,200
$17,400
$21,460
$27,640
$34,121
$34,852
$41,125 est.
2010
2011
2012
2013
2014
2015
2016
2017
2018

SILVERSUN TECHNOLOGIES, INC.

YTD 2018 Performance Details

	9/30/18	9/30/17	Increase/Decrease
Total Revenues	$30,280,356	$26,098,112	16.0%
Gross Profit	$12,482,151	$10,578,995	18.0%
EBITDA (+ Share-based comp)	$1,012,437	$1,588,451	36.3%
Net Income	$246,537	$592,170	58.4%
Earnings Per Share	$0.05	$0.13	
Cash	$1,808,089	$1,664,210	
Accounts Receivable	$2,086,706	$3,050,022	
Long Term Debt (net)	$1,302,496	$384,367	
Total Stockholders' Equity	$4,540,249	$5,476,959	
Cash Dividends	-	$0.04	

SILVERSUN TECHNOLOGIES, INC.

Key Growth Initiatives

Acquisitions	• Geographic + Market Vertical Expansion • Since 2012, Completed 13 Acquisitions
Partner Success Program	• Increase Customer Base • Increased Gross Profit at Minimal Incremental Expense
Organic Growth	• Software Applications • Technology Solutions • New Proprietary Products
Cyber Security	• SOC-as-a-Service • Israeli Technology Partner

Acquisition of Info Sys Management, Inc. ("ISM") - 6/1/18

- Oregon-based solution provider and cloud hosting – Sage and Acumatica ERP Reseller
- 2017 Revenue = ~$4.5 million
- Purchase Price = $1.7 million
  - $300,000 cash
  - $1.4 million convertible 5 year note at 2%
- 890 customers
- Cloud Hosting = New line of business/high gross margin

SILVERSUN TECHNOLOGIES, INC.

PARTNER SUCCESS PROGRAM ("PSP")

- Enables smaller Sage Software channel partners to contractually align their customers with our organization.
- Was successful in increasing the growth of our customer base by over 1000 customers in the first quarter
- Target is 3000 incremental customers for 2018
- Reduces cost of customer acquisition to $0. Will share margin with smaller partner
- Provides scale and leverage to negotiate with 3rd party providers – Become exclusive wholesalers/Master Distributors
- Creates pipeline for potential future acquisitions

SILVERSUN TECHNOLOGIES, INC.

Growth Strategy

Acquire Intellectual Property

Aggressively Increase Customer Count

Promote Cross-Selling and Up-Selling of Software and Services Across Consolidated Customer Platform

Continue to acquire smaller resellers with strategic value and significant customer bases

Sage Partner Success Program

Increase Monthly Recurring Revenue

SILVERSUN TECHNOLOGIES, INC.

2018 Roadmap to Success

- **Grow** → Revenue ≥10%
- **Increase** → customer count by >3000
- **Increase** → recurring revenue to over 50% of revenue – Subscription, Cloud and MSP
- **Become** → Master VAR/Distributor for additional publishers and technology companies, garner higher margins
- **Complete** → at least one, and possibly more, significant acquisitions

SILVERSUN TECHNOLOGIES, INC.

Key Investment Highlights

- 16% YOY growth through Q3 2018
- 24% CAGR over 8 years
- Rapid growth and continued development of new recurring revenue streams
- CEO owns ~45% of outstanding common stock. Interests aligned
- Net operating loss (NOL) of ~$6.3 million to shelter future earnings
- Strong balance sheet and cash position
- Has paid cash dividends last 2 years

Stock Information

Exchange | Ticker:	NASDAQ: SSNT
Shares Outstanding:	4,501,755
Estimated Public Float:	1,800,000
Current Share Price:	$2.65
Current Market Capitalization:	$11.93 million
Revenues (9/30/18)	$30.28 million
EBITDA +share based comp (9/30/18)	$1.01 million

SILVERSUN TECHNOLOGIES, INC.

Questions?